Exhibit 10.8
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of May 5, 2008, among POWERSECURE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement defined below (the “Lenders”), and CITIBANK, N.A., as Administrative Agent.
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 23, 2007, as amended by that certain First Amendment to Credit Agreement, dated as of January 17, 2008 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower, the Lenders and the Administrative Agent desire to make an amendment to the Credit Agreement.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENT. Section 7.13 of the Credit Agreement is hereby amended to read as follows:
          Section 7.13 [Intentionally Omitted].
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendment set forth in the foregoing Section 1:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) the Borrower has full power and authority to execute and deliver this Second Amendment, and this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to an implied covenant of good faith and fair dealing and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (not already obtained), is required for the execution, delivery or performance by (i) the Borrower of this Second Amendment or (ii) the acknowledgment of this Second Amendment by any Guarantor, other than those already obtained or made.
     3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of May 5, 2008 subject to the following:
     (a) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Lenders; and
     (c) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor.
     4. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.
     5. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Second Amendment.
     (b) Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Borrower or the Administrative Agent or the Lender under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     6. COSTS AND EXPENSES. The Borrower shall be obligated to pay or reimburse the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder.
     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state (provided that each party shall retain all rights arising under federal law), and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.
     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer

CITIBANK, N.A., as Administrative Agent and Lender
By:	/s/ Gary D. Pitcock
Gary D. Pitcock
Vice President

ACKNOWLEDGED AND AGREED:
POWERSECURE, INC.
POWERSERVICES, INC.
ENERGYLITE, INC.
UTILITYENGINEERING, INC.
UTILITYDESIGN, INC.
MARCUM GAS TRANSMISSION, INC.
REID’S TRAILER, INC.
EFFICIENTLIGHTS, LLC
SOUTHERN FLOW COMPANIES, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer for all

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